UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 18, 2021

Mason Industrial Technology, Inc.

(Exact name of registrant as specified in charter)

Delaware	001-39955	85-2856616
(State or other jurisdiction of incorporation)	Commission File number	(I.R.S. Employer Identification Number)

110 E. 59th Street New York, New York		10022
(Address of principal executive offices)		(Zip Code)

(212) 771-1200

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A	MIT.U	New York Stock Exchange
common stock and one-third of one
redeemable warrant
Class A common stock, par value $0.0001 per share	MIT	New York Stock Exchange
Redeemable warrants, each whole warrant	MIT.W	New York Stock Exchange
exercisable for one share of Class A common stock at an exercise price of $11.50

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 8.01 Other Events.

As previously reported, on February 2, 2021, Mason Industrial Technology, Inc. (the “Company”) consummated its initial public offering (“IPO”) of 50,000,000 units (the “Units”), including the issuance of 5,000,000 Units as a result of the underwriters’ exercise of their over-allotment option. Each Unit consists of one share of Class A common stock of the Company, par value of $0.0001 per share (“Class A Common Stock”), and one-third of one redeemable warrant of the Company (a “Warrant”), with each whole Warrant entitling the holder thereof to purchase one share of Class A Common Stock. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $500,000,000.

On March 18, 2021, the Company issued a press release, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K, announcing that the holders of the Units may elect to separately trade shares of the Class A Common Stock and Warrants comprising the Units commencing on March 22, 2021. Those Units not separated will continue to trade on the New York Stock Exchange under the symbol “MIT.U,” and the Class A Common Stock and Warrants that are separated will trade on the New York Stock Exchange under the symbols “MIT” and “MIT.W,” respectively. Holders of Units will need to have their brokers contact Continental Stock Transfer & Trust Company, the Company’s transfer agent, in order to separate Units into shares of Class A Common Stock and Warrants.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits. The following exhibits are filed with this Form 8-K:

Exhibit No.	Description of Exhibits
99.1	Press Release, dated March 18, 2021.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Mason Industrial Technology, Inc.

Date: March 18, 2021	By:	/s/ Edward A. Rose III
	Name:	Edward A. Rose III
	Title:	Chief Executive Officer